SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

       Filed by the Registrant [X]
       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:

       [ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use of the
       [ ]  Definitive Proxy Statement           Commission Only
       [X]  Definitive Additional Materials
       [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         COMMERCIAL FEDERAL CORPORATION
      .....................................................................
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      ......................................................................
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

       Payment of Filing Fee (Check the appropriate box):

       [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
       [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
              14a-6(i)(3).
       [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.
            1)   Title of each class of securities to which transaction applies:

            2)   Aggregate number of securities to which transaction applies:

            3)   Per unit price or other underlying value of transaction com-
                   puted pursuant to Exchange Act Rule 0-11:

            4)   Proposed maximum aggregate value of transaction:

            5)   Total fee paid:

       [ ]  Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registra-tion statement number, or the Form or Schedule and the date of its filing.
            1)   Amount Previously Paid:

            2)   Form, Schedule or Registration Statement No.:

            3)   Filing Party:

            4)   Date Filed:





                     [LETTERHEAD OF COMMERCIAL FEDERAL BANK]



         October 12, 1995



         TO:       All Employees

         FROM:     Stan R. Blakey

         RE:       CAI Proxy Solicitation



         As you know, this year we are involved in a proxy contest with CAI Corporation. CAI and its proxy solicitation firm (Georgeson & Co.) have begun to solicit votes from Commercial Federal stockholders for CAI's two board nominees and its non-binding stockholder proposal. Many stockholders have already received CAI's proxy materials and are now receiving telephone calls. Commercial Federal's proxy materials also have been mailed and our solicitation is commencing. D.F. King is assisting your Company. There will be additional mailings to stockholders from both sides.

         The following information should help you address any questions you receive from customers, friends, family or acquaintances regarding these solicitations.

         To support our existing board of directors and its proven formula for success, stockholders need only follow closely these two simple steps:

                   1.   SIGN, DATE and PROMPTLY MAIL Commercial
                        Federal's WHITE proxy card in the postage-paid envelope provided.

                   2. DO NOT RETURN ANY BLUE PROXY CARDS SENT BY CAI - not even as a vote of protest. To avoid mistakes, simply discard--throw away--CAI's material upon receipt.

         IF YOU VOTED CAI'S BLUE PROXY CARD BEFORE RECEIVING YOUR COMMERCIAL FEDERAL WHITE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE SIMPLY BY SIGNING, DATING AND MAILING THE WHITE PROXY CARD. THIS WILL CANCEL YOUR EARLIER VOTE SINCE ONLY THE LATEST DATED PROXY CARD WILL COUNT.

         If stockholders own shares in the name of the brokerage firm, only their broker can vote their shares and only after receiving specific instructions. As such, stockholders should also promptly sign, date and mail their WHITE card upon receipt from their broker for each separate account maintained.

         Remember, each and every proxy is of importance no matter how few shares are owned.

         For your further information, the attached letter was recently sent to all shareholders.

         Questions should be directed to my attention at extension 1253.

         SRB:tmf